                                                                Exhibit 99.D(2)

                    FORM OF ELECTION/LETTER OF TRANSMITTAL
            to accompany certificates for shares of Common Stock of
                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                         in connection with the Merger
        of ALLMERICA PROPERTY & CASUALTY COMPANIES, INC. with and into a wholly owned subsidiary of
                        ALLMERICA FINANCIAL CORPORATION

     This Form of Election/Letter of Transmittal is to be completed by stockholders of ALLMERICA PROPERTY & CASUALTY COMPANIES, INC. ("Allmerica P&C") if stock certificates for shares (the "Share Certificates") of Allmerica P&C Common Stock, par value $1.00 per share (the "Allmerica P&C Common Stock" or "Shares"), are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of First Chicago Trust Company of New York (the "Exchange Agent") at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the "Book Entry Transfer Facilities") (pursuant to book-entry transfer procedures, and, together with all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m., Boston, Massachusetts time, on _______, 1997 in order to effect a Standard Election, a Stock Election or a Cash Election (as such terms are defined herein) in connection with the merger (the "Merger") of Allmerica P&C with and into APY Acquisition, Inc., a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

                     The Exchange Agent for the Merger is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

By Hand:                              By Overnight Courier:        By Mail:

  First Chicago Trust Company         First Chicago Trust Company  First Chicago Trust Company
  of New York                                 of New York          of New York
  Tenders & Exchanges                     Tenders & Exchanges      Tenders & Exchanges
  c/o The Depository Trust Company    Suite 4680-APC                     Suite 4660-APC
  55 Water Street, DTC TAD            14 Wall Street, 8th Floor    P.O. Box 2569
  Vietnam Veterans Memorial Plaza     New York, NY  10005            Jersey City, NJ  07303
  New York, NY  10041

                              ____________________

     DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ELECTION/LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
    THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL
        TO THE EXCHANGE AGENT, TOGETHER WITH YOUR SHARE CERTIFICATES (OR
                 GUARANTEES OF DELIVERY OF SHARE CERTIFICATES),
                   IS 5:00 P.M., BOSTON, MASSACHUSETTS TIME,
                            ON ____________, 1997.
--------------------------------------------------------------------------------

  Allmerica P&C stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., Boston, Massachusetts time, on __________, 1997 (the "Election Deadline"), and who wish to make a Standard Election, Stock Election or Cash Election (as such terms are defined herein) must do so pursuant to the procedures for lost Share Certificates described in Instruction C7 or the guaranteed delivery procedure described in Instruction A2.

     REGISTERED HOLDERS OF ALLMERICA P&C COMMON STOCK MAY ELECT TO RECEIVE STANDARD CONSIDERATION, STOCK CONSIDERATION OR CASH CONSIDERATION (AS SUCH TERMS ARE DEFINED HEREIN) WITH RESPECT TO ALL THE SHARES HELD BY SUCH HOLDERS. SUCH ELECTIONS ARE SUBJECT TO PRORATION IN THE EVENT OF OVERSUBSCRIPTION. PARTIAL ELECTIONS FOR SHARES HELD BY BENEFICIAL OWNERS ARE NOT PERMITTED.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Electing Institution: _____________________________________________
     [_] The Depository Trust Company       [_] Philadelphia Depository Trust
                                                Company
     Account Number ________________    Transaction Code Number _______________

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY INCLUDED WITH THIS FORM OF ELECTION/LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s): __________________________________________
     Date of Execution of Notice of Guaranteed Delivery:_______________________ Name of Eligible Institution that Guaranteed Deliver:_____________________ If Shares are to be delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility
     [_] The Depository Trust Company        [_] Philadelphia Depository Trust
                                                 Company
     Account Number ________________    Transaction Code Number _______________

     PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.
                                   __________

     List below the Share Certificates to which this Form of Election/Letter of Transmittal relates. If the space provided below is inadequate, the information shown in the space below with respect to the Share Certificates and the type of election should be listed on a separate signed schedule affixed hereto. STOCKHOLDERS WHO WISH TO BE INFORMED OF THE RECENT CLOSING PRICES OF AFC COMMON STOCK PRIOR TO MAKING AN ELECTION SHOULD CALL CORPORATE INVESTOR COMMUNICATIONS, INC., THE INFORMATION AGENT FOR THE MERGER, AT (888) 217-3343.

----------------------------------------------------------------------------------------------------------------------------------
                                         TYPE OF ELECTION (See Instructions B1, B2 and B3)
----------------------------------------------------------------------------------------------------------------------------------
                                    Shares Submitted (Attach separate signed list if necessary)
                                                                                 Total
                                                                                Number
                                                                               of Shares    Standard        Stock         Cash
                                                                   Share      Represented   Election      Election      Election
                                                                Certificate    by Share    (as defined   (as defined   (as defined
Name(s) and Address(es) of Registered Holder(s)                 Number (1)    Certificate    below)        below)        below)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------------

(1) Stockholders who hold Allmerica P&C Common Stock in book-entry form should list their account number.

    NOTE: SIGNATURES MUST BE PROVIDED BELOW.  PLEASE READ THE  INSTRUCTIONS
      SET FORTH IN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     In connection with the merger of Allmerica P&C with and into APY Acquisition, Inc., a wholly owned subsidiary of AFC, the undersigned hereby submits the Share Certificates evidencing the Shares listed above, or hereby transfers ownership of such Shares Certificates on the account books maintained by the Book-Entry Transfer Facility, and elects, subject to the proration and other limitations set forth below and as more fully described in the Agreement and Plan of Merger, dated as of February 19, 1997 (the "Merger Agreement"), attached as Annex A-1 to the Information Statement/Prospectus (as defined below), to have each share of Allmerica P&C Common Stock represented by such Share Certificates converted into the right to receive: (a) the "Standard Consideration" consisting of (i) 0.4 of a share of the Common Stock, $.01 par value per share, of AFC ("AFC Common Stock") and (ii) $_____ in cash, without interest; (b) the "Stock Consideration" consisting of __________ of a share of AFC Common Stock; or (c) the "Cash Consideration" consisting of $_______ in cash, without interest. It is understood that the foregoing election is subject to (a) the terms, conditions and limitations set forth in the Information Statement/Prospectus, dated May __, 1997, relating to the Merger (the "Information Statement/Prospectus"); (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. AFC's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and AFC upon the terms and subject to the conditions of (a), (b) and (c) listed above. The amounts indicated above were calculated based upon an Average Stock Price (as defined in the Merger Agreement) of AFC Common Stock of $_____ per share.

     The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, and understands that any election for the Stock Consideration or Cash Consideration is subject to the proration procedures and other limitations described in the Merger Agreement Consideration, the Information Statement/Prospectus and Instruction B2.

     None of AFC, Allmerica P&C or their respective Board of Directors makes any recommendation as to whether holders of Allmerica P&C Common Stock should make an election for Standard Consideration, Stock Consideration or Cash Consideration. Each stockholder must make his or her own decision with respect to any such election.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash and/or any certificate for the shares of AFC Common Stock issuable in the Merger.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Share Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the election revocation, change and form of any election and surrender of Share Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or AFC to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that in lieu of any fractional share of AFC Common Stock, AFC will pay to each former stockholder of Allmerica P&C who otherwise would be entitled to receive a fractional share of AFC Common Stock an amount in cash determined by multiplying (i) $___________ by (ii) the fractional interest in a share of AFC Common Stock to which such holder would otherwise be entitled.

          Unless otherwise indicated in the box entitled "Special Payment Instructions," the undersigned understands and agrees that the Exchange Agent will issue any check and register any certificate for shares of AFC Common Stock in the name of the registered holder(s) of the Shares appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned understands and agrees that the Exchange Agent will mail any check and any certificate for shares of AFC Common Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instruction" and "Special Delivery Instructions" are both completed, the undersigned understands and agrees that the Exchange Agent will issue any check and any certificate for shares of AFC Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS A1, C2, C3 AND C4)
  To be completed ONLY if the check is to be made payable to, or the certificates for shares of AFC Common Stock are to be registered in, the name of someone other than the undersigned.

Name(s):________________________________________________________________________
                                 (Please print)
Address:________________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

________________________________________________________________________________
              (Taxpayer Identification or Social Security Number)
                    (See enclosed Substitute Form W-9 Below)

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS A1 AND C3)

  To be completed ONLY if the check or the certificates for shares of AFC Common Stock are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Type of Election."

MAIL CHECK AND/OR CERTIFICATES TO:

Name:__________________________________________________________________________
                                 (Please print)
Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                     (Zip Code)


-------------------------------------------------------------------------------
                                   SIGN HERE
           IMPORTANT:  COMPLETE AND SIGN THE ENCLOSED FORM W-9 BELOW

_____________________________________   Name(s):_______________________________
                                                   (Please print)
_____________________________________
(Signature(s) of Owner(s))              _______________________________________

Must be signed by registered owner(s)
 exactly as name(s) appear(s) on        Capacity (full title):_________________
 stock certificate(s) or by person(s)
 authorized to become registered        Address:_______________________________
 holder(s) by certificates and
 documents transmitted herewith. If     _______________________________________
 signature is by attorney, executor,                                 (Zip Code)
 administrator, trustee or guardian
 or others acting in a fiduciary        _______________________________________
 capacity, set forth full title and        (Area Code and Telephone Number)
 see Instruction C2.                    _______________________________________
                                             (Taxpayer Identification or
                                               Social Security Number)

                                        Dated:_________________________________


                           GUARANTEE OF SIGNATURE(S)

If you have filled out the Special      Authorized
 Payment Instructions above, you must   Signature:_____________________________
 have your signature(s) guaranteed by
 an eligible institution.  (See         Name:__________________________________
 Instructions A1 and C3.)                              (Please print)

Dated:______________________,  1997     Firm:__________________________________

                                        Address:_______________________________

                                        _______________________________________
                                                                     (Zip Code)
                                        _______________________________________
                                           (Area Code and Telephone Number)

  (Also complete enclosed Form W-9 and return this Form of Election/Letter of
                         Transmittal to Exchange Agent)
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Merger

A.  FORM OF ELECTION/LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a recognized member of a Medallion Signature Guarantee Program, which members include any registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if this Form of Election/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such holder(s) has completed the box entitled "Special Delivery Instructions" on the reverse hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction C2.

     2. Delivery of Form of Election/Letter of Transmittal and Share Certificates; Notice of Guaranteed Delivery. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith, if Shares are to be delivered by book-entry transfer pursuant to book-entry transfer procedures, or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the first page hereof prior to the Election Deadline. If Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. Allmerica P&C stockholders whose Share Certificates are not immediately available and who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedures: (i) any such delivery must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline; and (iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Form of Election/Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from a Book-Entry Transfer Facility participant delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Election/Letter of Transmittal and that AFC may enforce such agreement against the participant.

     Registered holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such registered holder is a nominee; provided, however, that at the request of the Exchange Agent, such registered holder shall certify to the satisfaction of the Exchange Agent that such registered holder holds such Allmerica P&C as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of Allmerica P&C Common Stock.

     ALLMERICA P&C STOCKHOLDERS WHO DO NOT SUBMIT AN EFFECTIVE FORM OF ELECTION/LETTER OF TRANSMITTAL OR WHOSE FORMS OF ELECTION/LETTERS OF TRANSMITTAL AND SHARE CERTIFICATES (OR APPROPRIATE NOTICES OF GUARANTEED DELIVERY), ARE NOT RECEIVED PRIOR TO THE ELECTION DEADLINE OR WHO CANNOT COMPLETE THE PROCEDURE FOR DELIVERY BY BOOK-ENTRY TRANSFER ON A TIMELY BASIS WILL BE DEEMED TO HAVE MADE A STANDARD ELECTION (AS DEFINED BELOW) WITH RESPECT TO THEIR SHARES AND WILL RECEIVE THE STANDARD CONSIDERATION UPON THEIR SURRENDER OF THEIR SHARES ALLMERICA P&C COMMON STOCK.

     THE METHOD OF DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     3. Inadequate Space. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate signed schedule and attached hereto.

     4. Change or Revocation of Election. Any holder of Shares may at any time up to and immediately prior to the Election Deadline revoke or change his or her election by written notice received by the Exchange Agent prior to the Election Deadline accompanied by a properly completed and signed, revised Form of Transmittal or by withdrawal of his or her Share Certificates or of the Notice of Guaranteed Delivery of such certificates, previously deposited with the Exchange Agent. Revocations may be made by facsimile transmission to the Exchange Agent at Fax: (201) 222-4720 or (201) 222-4721.

B.  ELECTION AND PRORATION PROCEDURES

     1. Elections. By completing the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions herein, an Allmerica P&C stockholder will be entitled to make an election for the Standard Consideration (a "Standard Election"), the Stock Consideration (a "Stock Election"), or the Cash Consideration (a "Cash Election"); provided that elections for Stock Consideration and Cash Consideration are subject to the proration procedures described below in the event the election made by such stockholder is oversubscribed. The Standard Consideration consists of 0.4 of a share of AFC Common Stock and $_____ in cash, without interest; the Stock Consideration consists of _______ of a share of AFC Common Stock, and the Cash Consideration consists of $_______ in cash, without interest.

     The following table illustrates the different values of the Standard Consideration, the Stock Consideration and the Cash Consideration as of __________, 1997. The value of the Stock Consideration and the stock portion of the Standard Consideration are each subject to fluctuation based on the trading price of AFC Common Stock at any given time. THE FOLLOWING TABLE IS FOR ILLUSTRATIVE PURPOSES ONLY:


Amount of                         Amount of              Amount of
Standard Consideration     Stock Consideration(2)    Cash Consideration
------------------------  -------------------------  ------------------
Cash  Stock(1) Total
----  -------- -----

$     $         $          $                          $



__________

(1) Based upon 0.4 shares of AFC Common Stock at the closing sales price of AFC Common Stock on ______ __, 1997.
(2) Based upon __________ shares of AFC Common Stock at the closing sales price of AFC Common Stock on ______ __, 1997.


     STOCKHOLDERS WHO WISH TO BE INFORMED OF THE RECENT CLOSING PRICES OF AFC COMMON STOCK PRIOR TO MAKING AN ELECTION SHOULD CALL CORPORATE INVESTOR COMMUNICATIONS, INC., THE INFORMATION AGENT FOR THE MERGER, AT (888) 217-3343.

     Each Allmerica P&C stockholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the election made by such stockholder.

     No alternative, conditional or continent elections will be accepted.

     2. Proration. The maximum number of shares of AFC Common Stock to be issued as Merger Consideration shall not exceed __________ (the "Maximum Number of AFC Shares"). In addition, the aggregate amount of cash to be paid to holders of Allmerica P&C Common Stock shall not exceed $_________ (the "Maximum Cash Amount").

     In the event that the aggregate amount of cash payable pursuant to the Cash Elections received by the Exchange Agent exceeds the Maximum Cash Amount minus the aggregate amount of cash payable pursuant to Standard Elections (such difference, the "Remaining Cash"), the Cash Election shall be oversubscribed.
In that event, a holder who has made a Cash Election shall receive, for each share of Allmerica P&C Common Stock held by such holder (the "Cash Election APY Shares"), (x) cash in an amount equal to the quotient obtained by dividing the
(i) Remaining Cash by (ii) the Cash Election APY Shares and (y) a number of shares of AFC Common Stock equal to the quotient obtained by dividing (iii) the Remaining Cash Election Shares (as defined below) by (iv) the Cash Election APY Shares. The "Remaining Cash Election Shares" shall be the number of shares of AFC Common Stock equal to the Maximum Number of AFC Shares minus the number of shares of AFC Common Stock issuable pursuant to Standard Elections and Stock Elections.

     In the event that the aggregate number of shares of AFC Common Stock issuable pursuant to the Stock Elections received by the Exchange Agent exceeds an amount equal to the Maximum Number of AFC Shares minus the number of shares of AFC Common Stock issuable pursuant to Standard Elections, including any fractional shares for which a cash payment will be made (such difference, the "Remaining Shares"), the Stock Election shall be oversubscribed. In that event, a holder who has made a Stock Election shall receive, for each share of Allmerica P&C Common held by such holder (the "Stock Election APY Shares"), (x) a number of shares of AFC Common Stock equal to the quotient obtained by dividing (i) the Remaining Shares by (ii) the Stock Election APY Shares and (y) cash in an amount equal to the quotient obtained by dividing (iii) the Remaining Stock Election Cash Amount (as defined below) by (iv) the Stock Election APY Shares. The "Remaining Stock Election Cash Amount" shall be equal to the Maximum Cash Amount minus the amount of cash payable pursuant to Standard Elections and Cash Elections.

     3. NON-ELECTING SHARES. IF NO ELECTION IS MADE BY A HOLDER OF ALLMERICA P&C COMMON STOCK, SUCH HOLDER SHALL BE DEEMED TO HAVE MADE A STANDARD ELECTION WITH RESPECT TO SUCH HOLDER'S SHARES OF ALLMERICA P&C

STOCK. IF AFC AND ALLMERICA P&C SHALL DETERMINE THAT ANY ELECTION WAS NOT PROPERLY MADE WITH RESPECT TO ANY SHARES, SUCH ELECTION SHALL BE DEEMED TO BE NOT IN EFFECT, AND THE HOLDER OF THE SHARES COVERED BY SUCH ELECTION SHALL, FOR PURPOSES OF THE MERGER AGREEMENT, BE DEEMED TO HAVE MADE A STANDARD ELECTION WITH RESPECT TO SUCH SHARES.

     4. Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is 5:00 p.m., Boston, Massachusetts time, on ___________, 1997.

                                    * * * *

     A more complete description of the election and proration procedures is set forth in the Information Statement/Prospectus under "The Merger Transactions-- The Merger Agreement--APY Merger Consideration" and in Article 2 of the Merger Agreement. All elections are subject to compliance with the election procedures provided for in the Merger Agreement, the Information Statement/Prospectus and in this Letter of Transmittal/Form of Election. In connection with making any election, each Allmerica P&C stockholder should read carefully, among other matters, the description and statement of the information contained in the Information Statement/Prospectus under "Special Factors -- Certain Federal Income Tax Consequences."

     STOCKHOLDERS WHO WISH TO BE INFORMED OF THE RECENT CLOSING PRICES OF AFC COMMON STOCK PRIOR TO MAKING AN ELECTION SHOULD CALL CORPORATE INVESTOR COMMUNICATIONS, INC., THE INFORMATION AGENT FOR THE MERGER, AT (888) 217-3343.

C. RECEIPT OF MERGER CONSIDERATION, SIGNATURES, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

     1. Receipt of Merger Consideration. Within ten business days after the Election Deadline, AFC shall cause the Exchange Agent to effect the allocation among the holders of Allmerica P&C Common Stock of rights to receive Standard Consideration, Stock Consideration or Cash Consideration and, promptly thereafter, checks and certificates representing shares of AFC Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certificates to the Exchange Agent for cancellation.

     2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements. (a) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     (a) If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Election/Letter of Transmittal.

     (b) If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

     (c) If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks are to be payable to the order of, or certificates evidencing shares of AFC Common Stock are to be registered in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (d) If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AFC of such person's authority so to act must be submitted.

     3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of AFC Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Letter of Transmittal or to the person(s) signing this Form of Election/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed. If the Special Payment Instructions box is completed, the signature of the registered owner(s) must be guaranteed by an Eligible Institution.

     4. Stock Transfer Taxes. AFC will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in the name other than that in which the Share Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check or certificate, that the person requesting such exchange shall either (i) pay to the Exchange Agent the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, or (ii) provide the Exchange Agent with satisfactory evidence of the payment of such taxes or exemption therefrom.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

     5. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Information Statement/Prospectus may be directed to the Information Agent, Corporate Investor Communications, Inc., at 111 Commerce Road, Carlstadt, New Jersey 07072-2586, or by calling (800) 932-8478.

     6. Substitute Form W-9. The stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the stockholder to 31% federal income tax withholding on the payment of the purchase price. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Exchange Agent.

     7. Mutilated, Lost, Destroyed or Stolen Share Certificates. If any Allmerica P&C stockholder's Share Certificate(s) representing Shares have been mutilated, lost, destroyed or stolen prior to the Effective Time, such stockholder should promptly notify First Chicago Trust Company of New York, [Shareholder Services Group], the transfer agent (the "Transfer Agent") for Allmerica P&C, at P.O. Box 2569, Jersey City, NJ 07303-2569, telephone number (201) 324-0498. The Allmerica P&C stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmittal and related documents cannot be mailed to the Exchange Agent (other than pursuant to the guaranteed delivery procedure described in Instruction A2) or processed until the procedures for replacing lost or destroyed Share Certificates have been followed and such Share Certificates have been replaced. ANY ALLMERICA P&C STOCKHOLDER WHOSE SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, DESTROYED OR STOLEN SHOULD ALLOW FOR SUFFICIENT TIME TO REPLACE SUCH SHARE CERTIFICATES AND ARE URGED TO CONTACT THE TRANSFER AGENT AS PROMPTLY AS POSSIBLE AFTER RECEIVING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL. Following the Effective Time, if any Share Certificate(s) representing Shares have been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent at the address shown on the first page of this Form of Election/Letter of Transmittal or by calling
(201) 324-0498.

                           IMPORTANT TAX INFORMATION

     Under federal tax law, a stockholder who delivers Shares is required to provide the Exchange Agent (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Merger.

     Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Merger, the stockholder is required to notify the Exchange Agent of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified that stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of the purchase price until a TIN is provided to the Exchange Agent.

 PAYOR'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS EXCHANGE AGENT

SUBSTITUTE
FORM W-9

DEPARTMENT OF THE
TREASURY INTERNAL
REVENUE SERVICE


PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")
AND CERTIFICATION


PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

SOCIAL SECURITY OR EMPLOYEE IDENTIFICATION NUMBER

____________________________________________
 (If awaiting TIN write "Applied For")

--------------------------------------------------------------------------------
NAME (PLEASE PRINT)

--------------------------------------------------------------------------------
ADDRESS

--------------------------------------------------------------------------------
CITY                                  STATE                            ZIP CODE

--------------------------------------------------------------------------------
PART II--For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
--------------------------------------------------------------------------------
CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 92). (Also see instructions in the enclosed Guidelines.)


Signature: _______________________________   Dated:  ____________________, 1997

-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
   PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS EXCHANGE AGENT
-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature(s):_________________________         Dated: ________________________